Exhibit 99.2 Amended Notice of Charges for an Order to Cease and Desist; Notice of Assessment of Civil Money Penalties, Findings of Fact and Conclusions of Law; Order to Pay; and Notice of Hearing Dated May 3, 2011

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

In the Matter of REPUBLIC BANK & TRUST COMPANY LOUISVILLE, KENTUCKY (INSURED STATE NONMEMBER BANK)	) ) ) ) ) ) ) ) ) ) ) ) ) )

AMENDED NOTICE OF CHARGES FOR

AN ORDER TO CEASE AND DESIST;

NOTICE OF ASSESSMENT OF CIVIL

MONEY PENALTIES, FINDINGS OF

FACT AND CONCLUSIONS OF LAW;

ORDER TO PAY; AND NOTICE OF

HEARING

FDIC-10-79b

FDIC-10-216k

The Federal Deposit Insurance Corporation (“FDIC”), having determined that Republic Bank & Trust Company, Louisville, Kentucky (“Bank”), has engaged in unsafe or unsound banking practices and violations of law or regulations and the final and outstanding Cease and Desist Order FDIC-08-308b, and, unless restrained, will continue to engage in such practices and violations in conducting the business of the Bank, hereby institutes this proceeding for the purpose of determining whether appropriate orders should be issued against the Bank under the provisions of section 8(b)(1) and 8(i) of the Federal Deposit Insurance Act (“FDI Act”), 12 U.S.C. § 1818(b)(1) and 1818(i). The FDIC hereby issues this: AMENDED NOTICE OF CHARGES FOR AN ORDER TO CEASE AND DESIST; NOTICE OF ASSESSMENT OF CIVIL MONEY PENALTIES, FINDINGS OF FACT AND CONCLUSIONS OF LAW; ORDER TO PAY; AND NOTICE OF HEARING (“AMENDED NOTICE”), pursuant to the provisions of the FDI Act and the FDIC Rules of Practice and Procedure, pursuant to section 8(i)(2)(B) of the FDI Act, 12 U.S.C. § 1818(i)(2)(B), and the FDIC’s Rules, 12 C.F.R. Part 308.20, and the Administrative Law Judge’s Scheduling Order of March 3, 2011.

FINDINGS OF FACT AND CONCLUSIONS OF LAW

1.	The Bank is a corporation existing and doing business under the laws of the Commonwealth of Kentucky and has its principal place of business at Louisville, Kentucky.

2.	At all times pertinent to this proceeding, the Bank is and has been a State nonmember bank within the meaning of section 3(e)(2) of the Act, 12 U.S.C. § 1813(e)(2), an insured depository institution within the meaning of section 3(c)(2) of the Act, 12 U.S.C. § 1813(c)(2), and is subject to the FDI Act, 12 U.S.C. §§ 1811-1831aa, the Rules and Regulations of the FDIC, 12 C.F.R. Chapter III, and the laws of the Commonwealth of Kentucky.

3.	The FDIC has jurisdiction over the Bank and the subject matter of this proceeding.

4.	On February 15, 2011, the FDIC commenced a Target Visitation (“Visitation”) of the Bank to review and analyze its tax refund business, Tax Refund Solutions (“TRS”), specifically its Refund Anticipation Loan (“RAL”) program, which it conducts with third-party agents, tax preparers known as Electronic Refund Originators (“EROs”), who offer consumers the Bank’s tax refund related products. The Visitation was also intended to measure compliance with FDIC Order FDIC-08-308b, a final and outstanding Order within the meaning of the FDI Act, 12 U.S.C. §§ 1818(b) and (i).

5.	The Bank’s EROs include Jackson Hewitt Tax Service, Inc., JTH Tax, Inc., d/b/a Liberty Tax Service, localized tax preparation chains, and individualized tax preparers. The Bank’s tax refund related products are offered to consumers throughout the United States through these EROs. As of January 2011, the Bank has 10,388 EROs.

6.	The Bank’s EROs are contractually obligated to follow Bank policies, procedures, systems and controls, and serve as the Bank’s agents in soliciting Bank customers, obtaining Bank customer information, maintaining Bank customer files, obtaining Bank customer underwriting information, and submitting Bank customer applications to the Bank for consideration. Upon approval of such applications, the Bank’s EROs serve as the Bank’s agents in maintaining Bank customer files, serving as the Bank’s primary point of contact with Bank customers, and issuing checks and debit cards drawn on Bank funds to Bank customers.

7.	On February 15 and 16, 2011, the FDIC also undertook as part of the Visitation a Horizontal Review of a stratified random sample of the 5,616 EROs that previously originated RALs for the Bank to determine whether they were in compliance with federal and state laws and regulations pertaining to the origination of RALs (hereinafter referred to as “the Horizontal Review”). The examiners visited 250 EROs on a nationwide basis in 36 states.

8.	The nationwide visits began simultaneously at 12:00 p.m. EST on February 15. Approximately two hours after the visits began, the Bank sent an e-mail to the EROs instructing them what to do in the event that FDIC examiners visited or examined the EROs. The e-mail included a link to a document titled “Frequently Asked Questions” (“FAQs”), posted on an internal Bank web page that the Bank prepared for the EROs in the event that the ERO was visited or examined by the FDIC. The Bank prepared 79 FAQs with suggested answers to FDIC examiner questions. Later on February 15 after the FDIC asked the Bank about the e-mail to the EROs and the FAQs, the FAQs were removed from the Bank’s internal web page.

9.	During the Visitation, the FDIC learned that during the 2009 Compliance examination Bank management had similarly provided the EROs with FAQs prior to examiners visiting the EROs. However, these scheduled visitations involved only a few EROs and were conducted with Bank officials present.

10.	Each FDIC examiner followed the same procedures in visiting each selected ERO. As part of the Horizontal Review, the examiners made a pre-visit telephone call to the selected EROs inquiring about the price of the RAL to determine compliance with the Truth in Lending Act (“TILA”), 15 U.S.C. §§ 1601-1666j and its implementing Regulation Z, 12 C.F.R § 226. FDIC examiners looked at on-site advertising and other posted materials. FDIC examiners interviewed ERO representatives who made RALs and asked the same questions at each ERO. Finally, FDIC examiners reviewed a sample of RAL files at each ERO as part of the Horizontal Review.

11.	The Visitation and Horizontal Review revealed wide-spread unsafe or unsound practices and violations of law and regulations at the Bank and EROs.

TRUTH IN LENDING ACT VIOLATIONS

12.	As relevant to this AMENDED NOTICE, TILA and Regulation Z require that the cost of credit be expressed as an annual percentage rate (“APR”) in a written disclosure form given to all consumers. In addition, it requires, upon oral inquiry by a prospective consumer, that the cost of credit be quoted to a consumer as an APR. Finally, it requires that creditors retain proof of written disclosures given to consumers for a period of not less than two years.

Systemic Oral Disclosure Violations

13.	When the FDIC examiners called the EROs before their visits to ask the cost of obtaining a RAL, the majority of EROs did not express the cost of RAL as the APR. Specifically, with a 95 % certainty, in 87.7 % of all EROs randomly selected as part of the FDIC’s Horizontal Review, the EROs failed to quote any cost of credit as an APR. In sum, failure to comply with TILA resulted in large scale noncompliance with a federal consumer protection law created to protect the public.

14.	The Bank therefore repeatedly violated and continues to violate section 226.26(b) of Regulation Z, 12 C.F.R. § 226.26(b). This provision requires that in an oral response to a question regarding the cost of closed-end credit, the APR must be quoted. The violations alleged in this paragraph form part of a pattern of misconduct.

Violations and Failures to Provide Written Truth-in-Lending Disclosures and
Violations of Record Retention Regulations

15.	The Bank does not keep physical consumer loan files for its RAL customers; the consumer loan files are maintained at the EROs. As part of the Horizontal Review, a sample of five loan files for each ERO was selected by FDIC examiners. A notable number of loan files selected were missing the written Truth-in-Lending disclosures required by law. For each loan missing the required written disclosure form, a violation of section 226.17 of Regulation Z, 12 C.F.R. § 226.17 has occurred. Section 226.17, 12 C.F.R. § 226.17, requires the written form to be provided to the consumer. In the absence of the written form being contained in the loan file, the Bank is not able to demonstrate that the written form was provided to the consumer. In addition, section 226.25 of Regulation Z, 12 C.F.R. § 226.25, requires that the creditor maintain written disclosures for two years. Because copies of the written disclosures were not kept by the Bank, and in some cases are not kept in consumer loan files at the EROs, the Bank has violated section 226.25. The violations alleged in this paragraph form part of a pattern of misconduct.

EQUAL CREDIT OPPORTUNITY ACT VIOLATIONS
FOR OVERT DISCRIMINATION

16.

Overt discrimination on the basis of marital status is prohibited by the Federal Equal Credit Opportunity Act (“ECOA”), 15 U.S.C. § 1691(a)(1) and its implementing Regulation B, 12 C.F.R. § 202.4(a). The FDIC’s Horizontal Review determined that a number of EROs do not process a RAL application for applicants who are married filing a joint tax return (“MJT”), when the applicants’ spouses do not want to apply for the RAL. The practice of not processing a RAL application when one spouse filing MJT does not want to apply for the loan is overt discrimination on the basis of marital status, and a violation of ECOA and Regulation B. The violations alleged in this paragraph form part of a pattern of misconduct.

SECTION 5 OF THE FEDERAL TRADE COMMISSION ACT

VIOLATIONS

17.	Section 5(a) of the Federal Trade Commission Act (“FTC Act”), 15 U.S.C. § 45(a) (“Section 5”), prohibits “unfair or deceptive acts or practices in or affecting commerce.”

18.	At all times pertinent to this proceeding, the Bank’s acts and practices, as described in this AMENDED NOTICE, have been in or affecting “commerce,” as that term is defined in Section 4 of the FTC Act, 15 U.S.C. § 44.

19.	The Bank engaged in deceptive acts and/or practices in violation of Section 5 in connection with marketing RALs or approving marketing by EROs that failed to disclose, or failed to disclose adequately in certain marketing materials material information. For example, consumers would not necessarily obtain a full tax refund within one to two business days (as some of the marketing materials stated) after paying the costs for tax preparation, the RAL and other fees. The violations alleged in this paragraph form part of a pattern of misconduct.

THIRD-PARTY MANAGEMENT

Unsafe or Unsound Practices

20.	On or about February 27, 2009, the FDIC issued its Order to Cease and Desist, FDIC-08-308b, (“2009 Order”), to which the Bank had stipulated, ordering the Bank in part to “(iv) develop, implement and administer a satisfactory Compliance Management System, as described in Financial Institution Letter 10-2007, ‘Compliance Examination Handbook, Heading II Compliance Examinations-Compliance Management System,’“ and to “appropriately assess, measure, monitor and control third party risks.” Id. at 4.

21.	When the existing Cease and Desist Order was issued, the Bank contracted with approximately 8,000 EROs; that number has increased by 25% at the time of the Visitation and Horizontal Review.

22.	As a result of the Horizontal Review, FDIC analysts determined that an estimated 46.5% of the EROs nationwide would have three or more known violations of law, rule, regulation or unsafe or sound practice, with a 95% confidence interval of 39.6% to 53.3%. The FDIC analysts determined that an estimated 82.5% of the EROs nationwide would have two or more known violations of law, rule, regulation, or unsafe or unsound practice, with a 95% confidence interval of 77.3% to 87.7%.

23.	The results of the Visitation and Horizontal Review led to the FDIC’s determination that the Bank is unable to appropriately manage, monitor, and control third-party risk at its EROs in many aspects. Findings concerning inadequate management, monitoring and controlling EROs and third-party risk include a deficient training program; inadequate security for customer information and cash equivalents, including debit cards, inadequate computer safeguards, and EROs’ failure to comply with law and regulation, as is alleged elsewhere in this AMENDED NOTICE.

UNSAFE OR UNSOUND TRAINING OF EROs

24.	The Bank does not conduct any mandatory in-person training of ERO personnel. The ERO employees are provided on-line compliance training. The Bank’s annual online compliance training material addresses, among other items, spousal opt-out, anti-virus software, and logon ID requirements. The training addresses RALs and the Bank’s other tax-related products.

25.	The ERO employees must correctly answer all answers in a 27 question on-line test to work with Bank products. The 27 test questions have either multiple choice answers or true or false answers. Incorrect responses are acknowledged, an explanation provided in many cases, and the user is given the opportunity to select another answer. The program does not permit the ERO employee to continue until the employee selects the correct answer. ERO employees click on answers until they get the correct answer and continue to do so until they “successfully” answer the 27 questions. Successful completion of the training is thus assured regardless of comprehension of material.

26.	Shortly after the Horizontal Review commenced the Bank forwarded an e-mail to all its independent EROs as well as the national EROs, alerting them to the possibility of a FDIC visit. Attached to the e-mails was a hyper-link to an internal Bank webpage to access FAQs that FDIC examiners may ask while conducting an interview or visit. The FAQs include questions about audits of EROs, discussions with the Bank concerning examinations, storage of Bank checks, computer security, and training on applicable laws. The FAQs include the answers the EROs should give, even if the suggested answer is not the correct answer at the specific ERO.

27.	The FAQs would not have been needed if the Bank’s training was adequate. Training problems begin with the fact that ERO employees can pass the annual training test without necessarily having complete knowledge of applicable consumer compliance law or regulations. The lack of an adequate training regime concerning the Bank’s practices and applicable law exposes the Bank to excessive risk and is an unsafe or unsound practice. The practices alleged in this paragraph forms part of a pattern of misconduct.

UNSAFE OR UNSOUND HINDRANCE, IMPEDIMENT, OR INTERFERENCE
WITH A FINANCIAL INSTITUTION EXAMINATION

28.	The issuance and transmittal of the FAQs when the Horizontal Review began interfered with FDIC examiners’ ability to get true and candid answers at the Horizontal Review to assess the Bank’s third-party management of the EROS, as well as the EROs’ compliance with applicable law, regulations, and Bank policy, and constituted hindrance, impediment, or interference with the FDIC’s examination through suggested answers. For example, Question 52 provides: “Where do you store checks?” Answer: “State which of the following best describes secured storage: locked cabinets, locked drawers, or locked rooms.” Question 79 advises EROs concerning interviews: “Have you had any discussion with anyone regarding this interview? Answer: No.” The suggested answers were not necessarily accurate, and EROs following the FAQs may have provided inaccurate information to FDIC examiners. This interference, hindrance, or impediment of the Horizontal Review is contrary to accepted banking practices and constitutes an unsafe or unsound practice. The practices alleged in this paragraph form part of a pattern of misconduct.

UNSAFE OR UNSOUND PHYSICAL OR ELECTRONIC PROTECTION OF
ERO PREMISES, VIOLATIONS OF THE GRAMM-LEACH-BLILEY ACT AND
FDIC REGULATION

29.	The Bank does not adequately manage the security of Bank cash equivalents at the EROs. On the EROs’ premises are checks drawn on Bank funds, and cash equivalents, including debit cards drawn on Bank funds. Over half of the EROs visited by FDIC examiners do not have alarm systems. Many EROs do not properly secure the checks drawn on Bank funds and cash equivalents. This lack of security is contrary to accepted banking practices and has exposed and will continue to expose the Bank to an abnormal amount of risk, which is an unsafe or unsound practice. The practices alleged in this paragraph form part of a pattern of misconduct.

30.

The FDIC’s Horizontal Review determined that a number of EROs do not have proper physical or electronic safeguards for the protection of confidential consumer information. FDIC examiners noted that EROs do not maintain shredders, shred bins, or locked dumpsters for secured disposal of confidential consumer information. This violates Part 364 of the FDIC’s Rules and Regulations, Standards for Safety and Soundness, Appendix B, 12 C.F.R. § 364, and the Gramm-Leach-Bliley Act, 15 U.S.C. §§ 6801-6809, which require protection of Bank confidential consumer information. The Bank’s failure to safeguard Bank confidential consumer information is a violation of these provisions for each ERO where FDIC’s findings indicate inadequate protection or secured disposal of information. In addition, failure to protect or securely dispose of Bank confidential consumer information is contrary to accepted banking practice and is an unsafe or unsound practice. The violations and practices alleged in this paragraph form part of a pattern of misconduct.

OVERT DISCRIMINATION AS AN UNSAFE OR UNSOUND PRACTICE

31.	As alleged elsewhere in this AMENDED NOTICE, a number of EROs do not process a RAL application for an applicant who is MJT when the applicant’s spouse does not want to apply for the RAL. The practice of not processing a RAL application when one spouse filing MJT does not want to apply for the loan is overt discrimination on the basis of marital status in violation of ECOA and Regulation B. The EROs’ violation of ECOA and Regulation B demonstrates that the Bank has failed to properly assess, measure, monitor, and control the risk posed by its use of third-party agents. This failure is contrary to accepted banking practices, and has exposed and will continue to expose the Bank to an abnormal amount of risk, which is an unsafe or unsound practice. The violations and practices alleged in this paragraph form part of a pattern of misconduct.

THE VIOLATIONS OF TILA ON A LARGE SCALE BY EROs AND THE
FAILURE TO MANAGE COMPLIANCE RISK ARE UNSAFE OR UNSOUND
PRACTICES

32.	The EROs offer consumer-taxpayers assisted refunds (“Assisted Refunds”), which allow the taxpayer to defer the payment of the EROs’ tax preparation fee until the consumer taxpayer’s refund is received by the Bank from the Internal Revenue Service (“IRS”). To use the Assisted Refunds program, the taxpayer must agree to pay a Tax Refund Administration Fee (“TRAF”) to the Bank from the consumer’s tax refund as an incident to or a condition to the deferral of the ERO’s tax preparation fee. The deferral of the ERO’s tax preparation fee is an extension of credit under TILA, section 106, 12 U.S.C. § 1605, and Regulation Z, 12 C.F.R. § 226.4.

33.	In contrast to Assisted Refunds, taxpayers who pay for tax preparation at the time their returns are prepared and filed by an ERO, are not charged a TRAF. These taxpayer transactions where tax preparation fees are paid when tax preparation services are rendered are the cash equivalent transactions to those where taxpayer’s preparation fees are deferred in exchange for payment of the TRAF.

34.	By failing to disclose to taxpayers in the Assisted Refund transactions that the TRAF are finance charges for deferral of the tax preparation fees owed, the EROs have violated the written disclosure requirements under TILA on a nationwide basis in each Assisted Refund transaction.

35.	The EROs’ violations of the TILA-required written disclosures of the TRAF-finance charges demonstrates that the Bank has failed to properly assess, measure, monitor, and control the risk posed by its use of third-party vendors. This failure is contrary to accepted banking practices, and has exposed and will continue to expose the Bank to an abnormal risk of loss, which is an unsafe or unsound practice. The violations and practices alleged in this paragraph form part of a pattern of misconduct.

AUDIT DEFICIENCIES

36.	In the 2009 Order, the Bank was ordered to improve its audit programs for TRS and the EROS.

37.	The FDIC’s Visitation and Horizontal Review determined that the Bank’s audit programs for TRS and the network of EROs have widespread weaknesses and/or deficiencies.

38.	The weaknesses and/or deficiencies resulted in the Bank’s failures to detect the numerous and widespread violations of law, rule, regulation and unsafe and unsound practices at the EROs, as alleged throughout this AMENDED NOTICE.

39.	The unsatisfactory audit program is a violation of the 2009 Order, and contrary to accepted banking practices. These violations and unsafe and unsound practices expose and will continue to expose the Bank to an abnormal risk of loss. The violations and practices alleged in this paragraph form part of a pattern of misconduct.

VIOLATIONS OF 2009 ORDER

40.	The Visitation and Horizontal Review determined that the Bank violated and continues to violate the provisions of the 2009 Order as follows: a) EROs are not properly trained concerning federal banking laws, federal consumer laws, and applicable regulations; b) EROs violated TILA, ECOA, the FTC Act, and c) the Bank’s audits of the EROs failed to identify and remedy the widespread violations of law and regulation, the unsafe or unsound physical security of ERO locations, and the failure to properly store or dispose of Bank checks, checks drawn on Bank funds, cash equivalents, and Bank confidential consumer information. The violations and practices alleged in this paragraph form part of a pattern of misconduct.

UNSAFE OR UNSOUND RAL UNDERWRITING

41.	A major business line of the Bank is the origination of RALs, short term loans to consumers that are, in substance, secured by the consumers’ anticipated income tax refund.

42.	During the 2010 tax season the Bank made approximately 836,835 RALs totaling over $3,011,606,947, roughly equal to the average assets of the Bank.

43.	The Bank’s primary, if not sole, source for repayment of RALs is the borrower’s tax refund.

44.	One reason the IRS will deny a taxpayer’s refund is a debt owed to the IRS or certain other agencies.

45.	During previous tax seasons it was possible to obtain from the IRS information concerning a taxpayer’s obligations to the IRS or certain others that might preclude payment of a tax refund, commonly known as the “debt indicator” (“DI”).

46.	The DI was a vital underwriting tool that allowed the Bank to determine with a reasonable degree of certainty whether a taxpayer will actually receive a refund.

47.	In August of 2010 the IRS announced that it would no longer provide the DI to third parties, including the Bank. The DI provided notification of the IRS’s intention to offset a refund for debts, including federally insured loans, delinquent child support, and federal and state tax liens. If there is no lien on the refund, the probability of the borrower repaying the loan is much higher for a RAL. Thus, the DI was previously a key underwriting tool for the RAL portfolio.

48.	Without the DI, the risk of loss increases and a robust underwriting risk mitigation process becomes essential. A bank that cannot use a debt indicator for a RAL must instead underwrite the loans and assess these risks using a retail credit model similar to that used to determine probability of default in small unsecured consumer loans, using such factors as income level, employment, credit score, credit line utilization levels, and payment pattern on certain recurring bills.

49.	Republic’s underwriting procedures do not mitigate the absence of the DI and do not consider data needed to assess risk in an unsecured consumer loan portfolio. The Bank currently uses a deficient credit underwriting process that may not consider current tax liens and may not appropriately address the variety of variables necessary to establish default and loss probabilities during the 2011 tax season.

50.	The losses on RALs have doubled in the 2011 tax season compared to a similar timeframe during the 2010 tax season.

51.	Operating the RAL program without sufficient underwriting or the benefit of the DI is an unsafe or unsound practice and subjects the Bank to abnormal risk of loss. The practices alleged in this paragraph form part of a pattern of misconduct.

CURRENCY CONNECTIONS
VIOLATIONS OF TREASURY REGULATIONS

52.	The Bank operated a program to provide direct deposit of Social Security benefit checks using the Automated Clearinghouse System (“ACH”), called the “Currency Connection.” The Currency Connection program was conducted through third-party vendors referred to as Electronic Fund Initiators (“EFI”). The Bank and EFIs charged Social Security recipients who enrolled in Currency Connection (“Recipients”) a fee for this service, which was taken, with the written consent of the Recipient, from their Social Security payment.

53.	Insured financial institutions, other than the Bank, also engaged in providing this same service to Social Security recipients. After another firm exited the business the Bank added 34 EFIs who were formerly with other insured financial institution(s). The FDIC is aware of at least one EFI who switched approximately 59 customers to the Bank without the customers’ prior knowledge. Under Part 210 of the Regulations issued by the Department of Treasury, 31 C.F.R. 210, each debit and credit transaction subject to the Regulation, including Social Security electronic payments to recipients, must be made in accordance with applicable ACH rules. The Bank was obligated to obtain the consent of the Recipients before they became its customers. The Bank, in violation of Treasury Regulation, 31 C.F.R. 210, failed to obtain the necessary prior consent of these Recipients who were transferred by the EFIs. The violations alleged in this paragraph form part of a pattern of misconduct.

NOTICE OF ASSESSMENT OF CIVIL MONEY PENALTY, FINDINGS OF
FACT AND CONCLUSIONS OF LAW.

54.	Paragraphs 1 through 53 are restated and incorporated herein by reference and constitute FINDINGS OF FACT AND CONCLUSIONS OF LAW for purposes of this NOTICE OF ASSESSMENT.

55.	By reason of the allegations contained herein, the Bank committed violations of law or regulations within the meaning of sections 8(i)(2)(A)(i)-(ii) and 8(i)(2)(B)(i)(I) of the FDI Act, 12 U.S.C. §§ 1818(i)(2)(A)(i)-(ii) and 1818(i)(2)(B)(i)(I).

56.	By reason of the allegations contained herein, the Bank has recklessly or knowingly engaged in unsafe or unsound practices in conducting the affairs of the Bank, within the meaning of 8(i)(2)(B)(i)(I) of the FDI Act, 12 U.S.C. § 1818(i)(2)(B)(i)(I).

57.	By reason of the allegations contained throughout this AMENDED NOTICE, the violations and practices form a pattern of misconduct within the meaning of 8(i)(2)(B)(i)(I) of the Act, 12 U.S.C. § 1818(i)(2)(B)(ii)(I).

ORDER TO PAY

By reason of the conduct and actions set forth in the NOTICE OF ASSESSMENT, the FDIC has concluded that a civil money penalty should be assessed against Respondent pursuant to sections 8(i)(2)(B)(i) and 8(i)(2)(B)(ii) of the FDI Act, 12 U.S.C. §§ 1818(i)(2)(B)(i) and 8(i)(2)(B)(ii). After taking into account the appropriateness of the penalty with respect to the size of Respondent’s financial resources, the gravity of the violations, the history of Respondent’s previous violations, the amount of loss suffered by the Bank and such other matters as justice may require, it is ORDERED, that by reason of the conduct and actions set forth herein, a penalty of $2,000,000 be, and hereby is, assessed against the Respondent pursuant to sections 8(i)(2)(B)(i) and 8(i)(2)(B)(ii) of the FDI Act, 12 U.S.C. §§ 1818(i)(2)(B)(i) and 8(i)(2)(B)(ii).

FURTHER ORDERED, that the effective date of this ORDER TO PAY be, and hereby is, stayed with respect to the Respondent until 20 days after the date of receipt of this NOTICE OF ASSESSEMENT by the Respondent, during which time the Respondent may file an answer and request a hearing pursuant to section 8(i)(2)(H) of the Act, 12 U.S.C. § 1818(i)(2)(H), and section 308.19 of the FDIC Rules of Practice and Procedure, 12 C.F.R. § 308.19.

If the Respondent fails to file a request for a hearing within 20 days from the date of receipt of this NOTICE OF ASSESSMENT, the penalty assessed against the Respondent, pursuant to this ORDER TO PAY, will be final and unappealable and shall be paid within 60 days after the date of receipt of the NOTICE OF ASSESSMENT.

NOTICE OF HEARING

Notice is hereby given that a hearing will be held in Louisville, Kentucky, in accordance with the Court’s Order dated March 3, 2011, or on such date and at such place as may be set by a subsequent Order, for the purpose of taking evidence on the charges specified in the AMENDED NOTICE, and to determine whether an appropriate order should be issued under the FDI Act requiring the Bank to:

a)  cease and desist from violations of law and unsafe or unsound practices specified therein; and

b)  take affirmative action to correct the conditions resulting from such violations, or unsafe or unsound practices.

If the Bank requests a hearing with respect to the NOTICE OF ASSESSMENT, evidence shall also be taken on the charges specified therein at the same time and place for the purpose of determining whether the Bank shall be ordered to forfeit and pay a civil money penalty in accordance with section 8(i)(2) of the FDI Act, 12 U.S.C. § 1818(i)(2).

The hearing will be held before an Administrative Law Judge to be appointed by the Office of Financial Institution Adjudication pursuant to 5 U.S.C. § 3105. The hearing will be public, and in all respects will be conducted in compliance with the FDI Act, the Administrative Procedures Act, 5 U.S.C. §§ 551 - 559, and the FDIC Rules of Practice and Procedure, 12 C.F.R. Part 308.

The Bank is directed to file an answer to this AMENDED NOTICE OF CHARGES FOR AN ORDER TO CEASE AND DESIST within 10 days from the date of service, as provided in 12 C.F.R. § 308.20 of the FDIC Rules of Practice and Procedure.

The Bank may request a hearing and file an Answer to the NOTICE OF ASSESSMENT within 20 days from the date of service as provided by section 308.19 of the FDIC’s Rules of Practice and Procedure, 12 C.F.R. § 308.19.

All papers to be filed or served in this proceeding shall be filed with the Office of Financial Institution Adjudication, 3501 N. Fairfax Drive, Suite VS-D8113, Arlington, VA 22226-3500, pursuant to section 308.10 of the FDIC Rules of Practice and Procedure, 12 C.F.R. § 308.10. Respondent is encouraged to file any answer electronically with the Office of Financial Institution Adjudication at ofia@fdic.gov.

Copies of all papers filed or served in this proceeding shall be served upon the Office of the Executive Secretary, Federal Deposit Insurance Corporation, 550 17th Street, N.W., Washington, D.C. 20429-9990; A.T. Dill, III, Assistant General Counsel, Supervision Branch, Federal Deposit Insurance Corporation, 550 17th Street, N.W., Washington, D.C. 20429-9990; and Timothy E. Divis, Regional Counsel, Federal Deposit Insurance Corporation, 300 S. Riverside Drive, Suite 1700, Chicago, Illinois 60606.

Pursuant to delegated authority.

Dated at Washington, DC this 3rd day of May, 2011.

/s/ Mark Pearce
Mark Pearce
Director
Division of Depositor and Consumer Protection
Federal Deposit Insurance Corporation

/s/ Serena L. Owens
Serena L. Owens
Associate Director
Division of Risk Management Supervision
Federal Deposit Insurance Corporation

FEDERAL DEPOSIT INSURANCE CORPORATION WASHINGTON, D.C.

In the Matter of REPUBLIC BANK & TRUST COMPANY LOUISVILLE, KY (Insured State Nonmember Bank)	) ) ) ) ) ) ) ) ) ) )	FDIC-10-79b FDIC-10-216k

CERTIFICATE OF SERVICE

I hereby certify that the Federal Deposit Insurance Corporation’s Amended Notice of Charges for an Order to Cease and Desist; Notice of Assessment of Civil Money Penalties, Findings of Fact and Conclusions of Law; Order to Pay; and Notice of Hearing was served on May 3, 2011 by via electronic mail on:

Hon. C. Richard Miserendino
Administrative Law Judge
Office of Financial Institution Adjudication
3501 N. Fairfax Drive, Suite VS-D8116 Arlington, VA 2226
ofia@fdic.gov

Valerie J. Best; Catherine Hammond
Office of Executive Secretary
Federal Deposit Insurance Corporation
550 17th St., N.W.
Washington, D.C., 20429-9990
vbest@fdic.gov, chammond(Odic.gov

A. T. Dill, Esq.; David P. Weber, Esq.; Dana J. Lesemann, Esq.
Federal Deposit Insurance Corporation
550 17th St., N.W.
Washington, D.C., 20429-9990
adill@fdic.gov, dweber@fdic.gov, dlesemann@fdic.gov

Timothy E. Divis, Esq.; Louis DiPietro, Esq., David A. Beck, Esq. Regional Counsel
Federal Deposit Insurance Corporation
300 South Riverside Plaza, Suite 1700
Chicago, Illinois 60606
tdivis@fdic.gov, ldipietro@fdic.gov, dbeck@fdic.gov

Attorneys for the Respondent
Sabrina Rose-Smith, Esq.; David L. Permut, Esq.; Thomas M. Hefferon, Esq. Goodwin Procter LLP
901 New York Avenue, NW
Washington, DC 20001
srosesmith@goodwinprocter.com, dpermut@goodwinprocter.com, thefferon@goodwinprocter.com

/s/ Gregory E. Gore
Gregory E. Gore
Counsel
Federal Deposit Insurance Corporation
550 17th St., NW, F-2014
Washington, DC 20429
202-898-3839